Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-5795 - PremierSolutions Standard (Series A)
_____________________________
Supplement dated October 23, 2023 to your Prospectus dated May 1, 2023
This Supplement dated October 23, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the Allspring Core Bond Fund - Class A and Fidelity Advisor® Real Estate Fund - Class M shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Intermediate Core Bond	Allspring Core Bond Fund - Class A* Adviser: Allspring Funds Management, LLC Subadviser: Allspring Global Investments, LLC	0.70%	-13.72%	-0.32%	0.74%
US Fund Real Estate	Fidelity Advisor® Real Estate Fund - Class M Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	1.31%	-28.25%	0.99%	4.39%
* This Fund’s Current Expenses reflect a temporary fee reduction.
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-55-HV5795